Investor Presentation Q3 2019 MGIC Investment Corporation (NYSE: MTG)

Forward Looking Statements As used below, “we,” “our” and “us” refer to MGIC Investment Corporation’s consolidated operations or to MGIC Investment Corporation, as the context requires, and “MGIC” refers to Mortgage Guaranty Insurance Corporation. This presentation may contain forward looking statements. Our actual results could be affected by the risk factors that are summarized at the end of this presentation. These risk factors may also cause actual results to differ materially from the results contemplated by any forward looking statements that we may make. Forward looking statements consist of statements which relate to matters other than historical fact, including matters that inherently refer to future events. Among others, statements that include words such as “believe,” “anticipate,” “will” or “expect,” or words of similar import, are forward looking statements. We are not undertaking any obligation to update any forward looking statements or other statements we may make even though these statements may be affected by events or circumstances occurring after the forward looking statements or other statements were made. No investor should rely on the fact that such statements are current at any time other than the time at which this presentation was prepared in October 2019. 2

MGIC Investment Corporation

Key Financial Metrics

Q3 2019

MGIC

- $176.9 million GAAP net income in Q3 19; $173.6 million adjusted net operating income[1] in Q3 19
  - Benefited from positive primary loss reserve development and accelerated premium earnings on single premium policy cancellations
- $0.49 net income per diluted share
- 17.5% GAAP annualized return on beginning shareholders' equity in Q3 19[2]
- Incurred losses increased primarily due to lower favorable development on previously received delinquencies in Q3 19 compared to Q3 18
- $70 million in dividends paid from MGIC to MTG
- Repurchased ~5.5 million shares of common stock for $69 million
- Paid a common stock cash dividend of $0.06 per common share on September 20, 2019

	3 Months Ending		% Change
($ in millions)	**Sep – 18**	**Sep – 19**	**y/o/y**
Total revenues	$290.4	$318.4	9.6%
Incurred losses, net	($1.5)	$34.0	N/M
Net income	**$181.9**	**$176.9**	**(3%)**
Adjusted Net Operating Income [1]	$180.9	$173.6	(4%)
Primary Delinquent Inventory (# of units)	**33,398**	**29,940**	**(10%)**
Key Operating Metrics			
Loss Ratio (%)	(0.6%)	12.7%	
Expense Ratio (%)	17.6%	17.7%	
Statutory Risk-to-Capital – MGIC	9.0 : 1	9.9 : 1	

1. We present this non-GAAP financial measure "Adjusted Net Operating Income" to increase the comparability between periods of our financial results. See Page 27 for a reconciliation of GAAP net income to adjusted net operating income.
2. GAAP return on beginning shareholders' equity is the ratio of GAAP net income for each period shown x 4 divided by beginning shareholders' equity for each period.

3

MGIC Investment Corporation
Key Financial Metrics
YTD 2019

MGIC

- $496.7 million GAAP net income YTD 2019; $493.7 million adjusted net operating income[1] YTD 2019
  - Benefited from positive primary loss reserve development and accelerated premium earnings on single premium policy cancellations
- $1.36 net income per diluted share
- 18.5% GAAP annualized return on 2019 beginning shareholders' equity
- Increased book value 18.4%
- Incurred losses increased y/o/y due to lower favorable development on previously received delinquencies and the recognition of a probable loss from litigation of our claims paying practices in the first quarter of 2019
- $210 million in dividends paid from MGIC to MTG
- Repurchased ~7.3 million shares of common stock for $94 million

	9 Months Ending		% Change
($ in millions)	Sep – 18	Sep – 19	y/o/y
Total revenues	$838.2	$902.3	8%
Incurred losses, net	$8.9	$94.9	969%
Net income	**$512.4**	**$496.7**	**(3%)**
Adjusted Net Operating Income [1]	$514.7	$493.7	(4%)
Primary Delinquent Inventory (# of units)	**33,398**	**29,940**	**(10%)**
Key Operating Metrics			
Loss Ratio (%)	1.2%	12.4%	
Expense Ratio (%)	17.8%	18.1%	
Statutory Risk-to-Capital – MGIC	9.0 : 1	9.9 : 1	

1. We present this non-GAAP financial measure "Adjusted Net Operating Income" to increase the comparability between periods of our financial results. See Page 27 for a reconciliation of GAAP net income to adjusted net operating income.

4

MGIC Investment Corporation
Key Financial Metrics

NIW and Market Share



$19.1 B
$14.5 B
$14.1 B
$14.2 B
$12.4 B
$10.4 B
$20.0
$15.0
$10.0
$5.0
$-
Quarterly NIW (Billions)
21.0%
18.0%
15.0%
12.0%
9.0%
6.0%
3.0%
0.0%
Quarterly Market Share
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1Q2 Q3 Q4 Q1Q2 Q3 Q4 Q1Q2 Q3 Q4 Q1 Q2 Q3
14 15 16 17 18 19
NIW
MTG Market Share

Persistency and IIF



$218.1 B
$205.8 B
$191.0 B
$180.1 B
$172.7 B
$162.4 B
$230.0
$210.0
$190.0
$170.0
$150.0
$130.0
Insurance in Force (Billions)
84.0%
82.0%
80.0%
78.0%
76.0%
74.0%
Annual Persistency
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1Q2 Q3 Q4 Q1Q2 Q3 Q4 Q1Q2 Q3 Q4 Q1 Q2 Q3
14 15 16 17 18 19
IIF
Annual Persistency

Net Premium Yield (1) Trends as Business Evolves to a Risk Adjusted Pricing and Capital Model



0.60%
0.55%
0.50%
0.45%
0.40%
0.496%
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
14 15 16 17 18 19
Net premium yield

Favorable Trends for New Delinquent Notices Received and a Steady Improvement in the Cure Rates of Previously Received Notices Has Resulted in Low Net Losses Incurred



$148.0
$115.0
$95.5
$60.6
$47.4
$61.4
$200
$150
$100
$50
$0
-$50
-$100
-$150
Primary Components of Net Losses Incurred
Net Losses Incurred
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
14 15 16 17 18 19
Prior Period Loss Reserve Development (2)
Incurred Losses on Current Period Delinquencies (labeled)
Net Losses incurred

1. Net premium yield is the ratio of net premiums earned / average insurance in force for each period shown. The net premium yield reported each period can be affected by changes in estimates for premium refunds, accelerated recognition of premiums from single premium policies, changes in reinsurance contract terms, premium rates on NIW, premium rate resets, and premium rates on remaining insurance in force.
2. Prior period reserve development in Q1 2019 includes the recognition of a $23.5 million probable loss from litigation of our claims paying practices; excluding this charge, the prior period positive loss reserve development would have been approximately $32 million.

5

Return on Equity Being Driven by Quality NIW and Improved Credit Profile of IIF 25% 23.4% 21.8% 20.5% 20% 18.8% 18.4% 18.3% 18.0% 17.7% 17.6% 17.2% 16.7% 17.0% 16.3% 16.1% 15% 13.6% 10% 5% 0% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 16 17 18 19 GAAP return on beginning shareholders' equity (1) Adjusted return on beginning shareholders' equity (2) 1. GAAP return on beginning shareholders’ equity is the ratio of GAAP net income for each period shown x 4 divided by beginning shareholders’ equity for each period. 2. Adjusted return on beginning shareholders’ equity is the ratio of adjusted net operating income for each period shown x 4 divided by beginning shareholders’ equity for each period. See Page 6 27 for a reconciliation of GAAP net income to adjusted net operating income.

Capital Management Objectives . Influence and ensure compliance with capital requirements; . Manage relationships to foster access to capital and reinsurance markets; . Size the level of capital to balance competitive needs, handle contingencies, and create shareholder value, including analyzing the size and form of capital return to shareholders; . Position our mix of debt, equity and/or reinsurance to support our business strategy while considering the needs of credit ratings agencies, regulators, and shareholders; . Support business opportunities by efficiently using company resources, aligning legal structure and enabling capital flexibility; . Continue positive ratings trajectory; . Cover claim obligations arising from our underlying mortgage insurance activities. 7

Strong Balance Sheet Investment Portfolio Overview At September 30, 2019 Commentary Invested Assets By Type • $5.8 billion of cash and investments (consolidated) Corporates 8% − Includes $308 million at holding company 15% Tax-Exempt Munis 48% Taxable Munis • 99.7% Investment Grade 10% Loan Backed − ~76% with an underlying rating of “A” or better 1 19% GNMA/U.S. Government/U.S. • Effective Duration of 4.0 years (excludes cash and government agencies cash equivalents) Fixed Income Security Ratings • Embedded pre-tax yield is 3.12% <1% 24% 21% AAA AA A 21% BBB Below IG 34% 1 Includes federal, state and municipal securities 8

Strong Statutory Capital Position MGIC Statutory Capital (in millions) MGIC Risk-to-Capital Ratio (1) $5,000 15.8:1 $4,449 $4,500 14.6:1 $4,000 12.1:1 $3,500 10.7:1 9.9:1 $2,817 9.5:1 $3,000 9.0:1 $2,138 $2,500 $1,654 $1,181 $2,000 $691 $247 $1,500 $1,000 $1,521 $1,518 $1,574 $1,505 $1,620 $1,682 $1,632 $500 $0 2013 2014 2015 2016 2017 2018 9/30/19 2013 2014 2015 2016 2017 2018 9/30/19 Policyholders' Surplus Contingency Reserve • Solid capital position enhanced by quota share and excess-of-loss (insurance-linked notes) reinsurance agreements • $2.9 billion of statutory capital in excess of state requirement 1. A reinsurance agreement in effect between Mortgage Guaranty Insurance Corporation and an affiliate was terminated during Q2 2019 and an external quota share reinsurance transaction was restructured 9

PMIERs Asset Trends

MGIC


($ in millions)
Components of PMIERs Minimum Required Assets
$5,250
$4,500
$3,750
$3,000
$2,250
$1,500
$750
$0
-$750
-$1,500
PMIERs 2.0
2015: 2,087; 1,545; 764; (611); $4,464M
2016: 1,638; 1,826; 621; (671); $4,055M
2017: 1,462; 2,103; 502; (737); $3,977M
2018: 1,029; 2,465; 429; (1,128); $3,449M
Q1 2019: 980; 2,534; 413; (1,110); $3,453M
Q2 2019: 939; 2,613; 390; (1,276); $3,306M
Q3 2019: 938; 2,697; 370; (1,254); $3,348M
Pool/Other
Non performing reinsured
Non performing
Performing reinsured
HARP
Risk Characteristic Adj.
6/2012 and >
2009 - 6/2012
2005 - 2008
< 2005
Minimum Required Assets


($ in millions)
Components of PMIERs Available Assets
$5,250
$4,500
$3,750
$3,000
$2,250
$1,500
$750
$0
-$750
-$1,500
PMIERs 2.0
2015: 823; 558; 3,707; (230); $4,959M
2016: 635; 515; 3,906; (269); $4,685M
2017: 517; 536; 4,149; (317); $4,762M
2018: 381; 585; 4,333; (328); $4,801M
Q1 2019: 602; 4,396; (321); $4,504M
Q2 2019: 4,889; (316); $4,410M
Q3 2019: 4,991; (308); $4,519M
135%
175%
150%
125%
100%
75%
50%
25%
0%
-25%
-50%
Percent excess of PMIERs Minimum Required Assets
Pledged Assets
Unearned Premium
Premium Benefit (1)
Captive Benefit
Affiliate Assets (2)
MGIC Assets
Available Assets
Ratio of PMIERs AA to PMIERs MRA

1. Revised PMIERs became effective March 31, 2019. The decrease in our available assets at March 31, 2019 was primarily due to the elimination of any credit for future premiums that had previously been allowed for certain insurance policies.
2. A reinsurance agreement in effect between Mortgage Guaranty Insurance Corporation and an affiliate was terminated during Q2 2019

10

Debt Outstanding As of September 30, 2019 Company Issuance Par Value Interest Rate Maturity MGIC FHLB Advance $155.0 million 1.91% Fixed Rate February 2023 MTG (HoldCo) Senior Notes $425.0 million 5.75% Fixed Rate August 2023 • $308 million cash and investments at holding company (before effect of Q4 MTG (HoldCo) Convertible Jr. $256.9 million 9.00% Fixed Rate April 2063 Subordinated dividends declared) Debentures (1) • $60 million annual debt service on a cash basis Improved Debt to Capital Position $1,223.0M $1,189.5M 54.7% 46.7% $836.9M $836.9M $836.9M 35.4% 31.8% 26.5% 23.4% 21.0% 20.1% 18.9% 16.7% 2015 2016 2017 2018 Q3 2019 Debt to Total Capital (2) Debt to Equity Debt Par Value (1) 1. Convertible Junior Subordinated Debentures due 2063 are shown net of the $133 million that is still outstanding and is owned by MGIC. 11 2. Debt to Total Capital is the ratio of Debt Outstanding / (Debt Outstanding + Shareholders Equity) 11

Key Drivers of MGIC's Strategy

MGIC

Continued MI Leadership

- Largest customer base in industry (~5,000 lenders/servicers)
- Established market player positioned to take advantage of current environment
- Exceptional customer service with industry-leading low expense ratio

Risk & Capital Management

- Focus on increasing holding company capital allocation options
  - Repurchased ~16mm shares in 2018 / Repurchased ~7.3 million shares in 2019 through September 30th
  - As of September 30, 2019 ~$131 million remaining under share repurchase authorization expiring in December 2020
  - Returned approximately $90 million through Q3 dividend payment and share repurchases; declared a $0.06/share common cash dividend on October 24, 2019, payable on November 25, 2019
- Reinsurance treaties cover a portion of the risk on ~87% of risk in force as of September 30, 2019
  - Use of quota share reinsurance transactions and excess of loss reinsurance (insurance linked note) transactions provide both risk and PMIERs capital relief
- Maintain PMIERs/state capital compliance with adequate ability to absorb reasonable economic shocks

Continued Growth

- Promote prudent low down payment lending with lenders, policymakers and consumers
- Support efforts to right-size the FHA's role in housing
- Participate in additional risk sharing opportunities with GSEs and lenders when returns add to shareholder value

12

Good Progress on Executing Business Strategies

September 30, 2019

MGIC

Prudently grow insurance in force	Pursue new business opportunities that meet our return objectives	Preserve and expand the role of MGIC and Private MI in housing finance policy	Develop and diversify the talents of co-workers	Manage and deploy capital to optimize creation of shareholder value
•$218.1 billion of insurance in force (~+6% y/o/y) •87% of RIF is 2009 and > •Average FICO > 750 on 2009 and > NIW •Low delinquency and ever to date losses on 2009 and > NIW	•Promote and enhance our infrastructure to further participate in front-end risk sharing opportunities •Participating in GSE mortgage insurance credit risk transfer programs	•Private MI has a meaningful market share of High LTV Market •Private MI NIW volume of ~$290 billion in 2018; ~$156 billion in 1H 2019 •MGIC had ~16.0% market share in 1H 19; ~17.4% market share in 2018 •Increased visibility in housing policy arenas	•Increased investment in co-worker development while maintaining industry low expense ratio •Promote accountability and reward success	•PMIERs Compliant •Positive ratings trajectory • Y/O/Y decreased MTG leverage ratios and reduced potential share dilution • Repurchased ~24 million shares in 2018 and YTD 2019 • Book value per share increased 23.8% y/o/y



MGIC Insurance in Force (Billions)
$220.0
$200.0
$180.0
$160.0
$140.0
$120.0
$100.0
$174.5
$182.0
$194.9
$209.7
$218.1
2015
2016
2017
2018
9/30/19



High LTV Market Share (% of Total Originations for Entire Market) (1)
36.3%
36.2%
38.7%
40.6%
36.5%
2015
2016
2017
2018
1H 2019

(1) Total originations, FHA, Private MI, VA and USDA as published by Inside Mortgage Finance.



MTG Book Value Per Share
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$-
$6.58
$7.48
$8.51
$10.08
$11.93
Q4 2015
Q4 2016
Q4 2017
Q4 2018
9/30/19

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Summary • Enables private investment in mortgage credit risk Unique • Established market player positioned to take advantage of current environment Company • Solid capital position and positive ratings momentum • Proven track record of execution with strong management team • Growing Insurance in force; Increasing owner occupied households Potential • Positive loss trajectory of legacy book; Low loss ratios from 2009 and > books Financial • Meaningful dividends from the writing company to the holding company Tailwinds • Programs to transfer additional mortgage credit risk • Premium revenue growth limited in near term as net premium yield drifts lower  changing mix of remaining insurance in force (legacy books have materially higher premium rates compared to business written since then) Potential  reinsurance and insurance linked note transactions Financial • US Treasury and HUD Housing Reform Plans Headwinds  Changes in roles of FHA and GSEs in Housing Finance • Housing Finance Reform  GSE Patch expires January 2021; CFPB received public comments about impact and alternatives. 14 • Emerging alternatives to traditional mortgage insurance

MGIC at a Glance September 30, 2019 Ready, willing and able to expand our role in a robust mortgage finance system Credit trends continue to $218.1bn Insurance in force develop favorably Experienced sales and Exceptional customer service operations staff supporting while being low cost provider ~5,000 lenders and servicers 61 years of experience provides an unparalleled foundation for success $4.4bn statutory $496.7mm YTD 2019 capital GAAP net income $5.8bn high quality $4.2bn shareholders’ cash and investment equity portfolio $6.1bn Assets 15

Appendix 16

MGIC Investment Corporation Overview  Who we are • The nation’s oldest private mortgage insurer, with insurance in force of $218.1 billion • In 1957 Max Karl founded the modern MI industry and MGIC in Milwaukee, WI • ~750 employees, including an experienced sales and underwriting team covering the U.S. and other locations  What we do • Take first-loss credit position on low down payment residential mortgages • Reduce cost for borrowers and promote risk-sharing compared to FHA • Enable private investment in mortgage credit risk • Provide long term credit enhancement options to investors in mortgages  Our strategies • Prudently grow insurance in force • Pursue new business opportunities that meet our return objectives • Preserve and expand the role of MGIC and Private MI in housing finance policy • Manage and deploy capital to optimize the creation of shareholder value • Develop and diversify the talents of our co-workers 17

Solid Demographic Trends Are Positively Influencing Housing Markets  Increasing household formations  Increase in owner-occupied partially offset by a decline in renters  ~45 million households between ages 25 and 34  (Homeownership rate is ~35% for < 35 year olds and ~60% for 35 – 44 year olds)  Homeownership rates off of lows and rising 18 Source: Bureau of Labor Statistics and Harvard Joint Center for Housing Studies

Mortgage Origination Outlook Origination Forecasts (in Billions) Commentary $2,400 $2,090  2019 mortgage origination forecasts ~$2.0 trillion $1,971 $1,937 $2,000 $1,836 $1,823 $1,729 $1,740  Overall market volume increasing $1,600 $699 $919 $673  $566 $603 $456 $432 GSEs and MBA all forecasting modest increases in purchase activity over next few years $1,200  Good environment for Private MI $800  MI market share 3.5-4x higher for Purchase business v. $1,272 $1,264 $1,270 $1,220 $1,273 $1,308 $1,171 Refinance business $400  Attractive interest rate environment $- Fannie Freddie MBA Fannie Freddie MBA MBA  Strong demand for housing especially among millennials Mae Mac Mae Mac 2019 2020 2021 Purchase Refinance Source: Fannie Mae, Freddie Mac and MBA as of September 2019 19

High LTV Lending Trends Private and Government Insured Loans Private MI Market Share of Insured Loans (2) as % of Total Origination Market (1) 50.0% PMI VA FHA USDA 40.6% 40.0% 38.7% 100.0% 36.3% 36.2% 36.5% 34.0% 90.0% 31.2% 30.5% 29.0% 80.0% 32.4% 34.2% 33.9% 39.1% 39.3% 30.0% 27.8% 43.4% 26.6% 25.7% 70.0% 53.4% 65.7% 60.0% 22.6% 22.9% 20.0% 50.0% 24.4% 27.2% 24.7% 22.1% 23.9% 22.7% 40.0% 20.8% 30.0% 10.0% 15.2% 44.1% 46.5% 20.0% 38.9% 36.1% 38.6% 31.0% 35.2% 34.0% 10.0% 21.8% 15.5% 0.0% 2010 2011 2012 2013 2014 2015 2016 2017 2018 1H 0.0% 2019 2010 2011 2012 2013 2014 2015 2016 2017 2018 1H 2019 1. Insured loans equals the total dollar volume of PMI, FHA, VA and USDA insurance issued in that period as a percentage of total originations for the same period as reported by Inside Mortgage Finance July 2019 2. Source: Inside Mortgage Finance August 2019 20

Market Share / Insurance in Force Market Share by NIW (1) 9.8% 11.1% 8.1% 8.8% 10.0% 11.6% 12.6% • Ready, willing and able to expand our role 14.6% 14.2% 12.4% 13.4% 15.4% 16.1% 16.4% in a robust mortgage finance system 16.0% 16.7% 16.1% 16.0% 16.5% 18.3% 18.6% 16.4% 17.5% 18.4% 18.1% 17.6% 16.9% 15.4% 20.4% 18.9% 20.6% 18.4% 20.0% 18.3% 19.2% 24.8% 25.7% 24.1% • $218.1 billion Insurance in force is up ~6% 20.6% 19.5% 18.8% 17.8% year over year at September 30, 2019 2017Q4 2018Q1 2018Q2 2018Q3 2018Q4 2019Q1 2019Q2 Arch MI Radian MGIC Essent Genworth NMI $230.0 $218.1B $220.0 • 60+ years of experience provides MGIC Primary IIF an unparalleled foundation for success $210.0 (billions) $200.0 $190.0 $180.0 $170.0 $160.0 $150.0 $140.0 $130.0 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 15 16 17 18 19 21 1. Per company press releases

Well Positioned to Serve the Market MGIC’s Strong Positioning Increasing Risk in Force and Improving Credit Profile $60 $56.2 B 8.0% • Exceptional customer service with low expense 7.0% $50 ratio 6.0% $40 5.0% • Growing risk in force and improving credit $30 4.0% 3.0% performance $20 $RiskForce In (Billions) 2.0% $10 Loss Reserves of as %RIF • Strong relationships with large, diverse customer 1.0% base $- 0.0% Dec-13 Dec-14 Dec-15 Dec-16 Dec-17 Dec-18 9/30/19 – ~5,000 originators or servicers transacted Primary Risk in Force Loss reserves as % of Risk in Force with MGIC in last 12 months Highly Efficient and Low Cost Platform Expense Ratio (1) – Top 25 lenders deliver <40% of new business in each of 2016, 2017 or 2018 20% 18.6% 18.2% 18.1% 16.0% 15.3% 14.7% 14.9% 15% 10% 2013 2014 2015 2016 2017 2018 YTD 2019 1. Expense Ratio for MGIC is for insurance operations. MGIC calculates expense ratio based on net written premiums, while some peers use net earned premiums to calculate expense 22 ratios.

Well Positioned to Serve the Market (as of September 30, 2019) Primary Risk in Force Risk in Force By FICO Score at Time of Origination $56.2 Billion (as of period ending) 92% of RIF is >2008 or HARP 100% 19% 1% 31% 760 & > 80% 39% 11% 740-759 7% 5% 11% 13% 60% 720-739 >2008 12% 16% 12% 700-719 2005-2008 HARP 12% 40% 10% 14% 680-699 2005-2008 10% 10% 660-679 <2005 11% 20% 9% 7% 640-659 6% 9% 87% 18% 4% 639 & < 12% 3% 0% 4% YE 2008 YE 2013 Q3 2019 New Notices Received in Q3 2019 Primary Delinquent Inventory 21% < 2006 27% 27% < 2006 39% 2006 2006 2007 2007 13% 2008 6% 2008 > 2008 16% > 2008 5% 22% 24% 2009 – 2019 books account for 87% of risk in force, 39% of new notices of delinquency in Q3 19 and 27% of delinquent inventory. 23 Source: Company filings, Company data

Positive Credit Trends (as of September 30, 2019) New Notices as Percent of Primary Loans Insured Cures as Percent of Beginning Primary Delinquent Inventory New Notices as % of Beginning Total New Notices as % of Beginning Current 5.0% 50% 4.5% 45% 4.0% 40% 3.5% 35% 3.0% 30% 2.5% 25% 2.0% 20% 1.5% 15% 1.0% 10% 0.5% 5% 0.0% 0% 24

Delinquency Trends Static Pool Analysis (as of September 30, 2019) 19.5 17.5 15.5 13.5 11.5 9.5 7.5 5.5 3.5 1.5 1 0.5 0 Q1 Q3 Q5 Q7 Q9 Q11 Q13 Q15 Q17 Q19 Q21 Q23 Q25 Q27 Q29 Q31 Q33 Q35 Q37 Q39 Q41 Q43 Q45 Q47 Q49 Q51 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Static Pool Delinquency Rates = (total number of delinquent loans at the end of the stated reporting period) / (original number of loans insured in the annual periods shown) 25

High Quality Business Leads to Lower Losses and Solid Returns Ever to Date Loss Ratio of Individual Book Years (1), (2) 13.9% 6.9% 4.8% 4.4% 4.1% 4.4% 3.2% 2.7% 2009 2010 2011 2012 2013 2014 2015 2016 1. Ever to date loss ratio is the sum of paid losses plus established primary loss reserves (not including IBNR) divided by net premiums earned for each book year shown as of September 30, 2019 2. 2017 - 2019 not displayed as there is not an adequate period of aging to draw meaningful conclusions 26

Reconciliation of GAAP Net Income to Adjusted Net Operating Income

($ in millions)

MGIC

	Q1 16	Q2	Q3	Q4	Q1 17	Q2	Q3	Q4	Q1 18	Q2	Q3	Q4	Q1 19	Q2	Q3
GAAP Net Income	$ 69.19	$ 109.22	$ 56.62	$ 107.49	$ 89.80	$ 118.62	$ 120.03	$ 27.31	$ 143.64	$ 186.81	$ 181.90	$ 157.75	$151.94	$167.78	$176.93
Effect of change in deferred tax asset valuation allowance	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$-	$-	$-
Additional income tax provision related to the rate decrease included in the Tax Act	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 133.00	$ -	$ -	$ -	$ -	$-	$-	$-
After-tax additional income tax provision related to IRS litigation	$ 0.19	$ 0.15	$ 0.19	$ 0.20	$ 27.22	$ 0.56	$ 0.62	$ 0.64	$ 0.71	$ 0.92	$ (0.15)	$ (3.94)	$-	$-	$-
After-tax net realized investment losses (gains)	$ (1.99)	$ (0.54)	$ (3.31)	$ 0.03	$ 0.08	$ 0.03	$ 0.03	$ (0.30)	$ 0.26	$ 1.50	$ (0.88)	$ 0.19	$ 0.49	$(0.17)	$(3.30)
Loss on debt extinguishment	$ 8.74	$ 1.21	$ 48.90	$ -	$ -	$ 0.04	$ -	$ -	$ -	$ -	$ -	$ -	$-	$-	$-
Adjusted net operating income	$ 76.13	$ 110.04	$ 102.40	$ 107.72	$ 117.10	$ 119.25	$ 120.68	$ 160.65	$ 144.61	$ 189.24	$ 180.87	$ 154.00	$ 152.43	$167.61	$173.63
Annualized adjusted net operating income	$ 304.52	$ 440.16	$ 409.60	$ 430.88	$ 468.41	$ 477.00	$ 482.71	$ 642.60	$ 578.44	$ 756.94	$ 723.46	$ 616.00	$ 609.72	$670.43	$694.52
Beginning shareholders' equity	$ 2,236.14	$ 2,343.40	$ 2,511.68	$ 2,583.08	$ 2,548.84	$ 2,647.53	$ 2,995.06	$ 3,130.15	$ 3,154.53	$ 3,231.41	$ 3,313.88	$ 3,489.53	$3,581.89	$3,816.18	$4,035.7
GAAP return on beginning shareholders' equity	12.4%	18.6%	9.0%	16.6%	14.1%	17.9%	16.0%	3.5%	18.2%	23.1%	22.0%	18.1%	17.0%	17.6%	17.5%
Adjusted return on beginning shareholders' equity	13.6%	18.8%	16.3%	16.7%	18.4%	18.0%	16.1%	20.5%	18.3%	23.4%	21.8%	17.7%	17.0%	17.6%	17.2%

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Summary of Risk Factors Below is a brief summary of some of the risk factors that could cause the issuer’s results to differ materially from those expressed in, or implied by, the forward looking statements included in this presentation. Before investing in the issuer’s securities, investors should read and carefully consider the risks described in Exhibit 99 to the Company’s Form 8-K furnished to the SEC on October 22, 2019. • Competition or changes in our relationships with our customers could reduce our revenues, reduce our premium yields and / or increase our losses. • The amount of insurance we write could be adversely affected if lenders and investors select alternatives to private mortgage insurance. • Changes in the business practices of the GSEs, federal legislation that changes their charters or a restructuring of the GSEs could reduce our revenues or increase our losses. • We may not continue to meet the GSEs’ private mortgage insurer eligibility requirements and our returns may decrease if we are required to maintain more capital in order to maintain our eligibility. • Reinsurance may not always be available or affordable. • We are involved in legal proceedings and are subject to the risk of additional legal proceedings in the future. • We are subject to comprehensive regulation and other requirements, which we may fail to satisfy. • If our risk management programs are not effective in identifying, or adequate in controlling or mitigating, the risks we face, or if the models used in our businesses are inaccurate, it could have a material adverse impact on our business, results of operations and financial condition. • Because we establish loss reserves only upon a loan delinquency rather than based on estimates of our ultimate losses on risk in force, losses may have a disproportionate adverse effect on our earnings in certain periods. • Because loss reserve estimates are subject to uncertainties, paid claims may be substantially different than our loss reserves. • We rely on our management team and our business could be harmed if we are unable to retain qualified personnel or successfully develop and/or recruit their replacements. • If the volume of low down payment home mortgage originations declines, the amount of insurance that we write could decline. • State capital requirements may prevent us from continuing to write new insurance on an uninterrupted basis. • Downturns in the domestic economy or declines in the value of borrowers’ homes from their value at the time their loans closed may result in more homeowners defaulting and our losses increasing, with a corresponding decrease in our returns. • The mix of business we write affects our Minimum Required Assets under the PMIERs, our premium yields and the likelihood of losses occurring. • The premiums we charge may not be adequate to compensate us for our liabilities for losses and as a result any inadequacy could materially affect our financial condition and results of operations. • We are susceptible to disruptions in the servicing of mortgage loans that we insure. • Changes in interest rates, house prices or mortgage insurance cancellation requirements may change the length of time that our policies remain in force. • Our holding company debt obligations materially exceed our holding company cash and investments. • Your ownership in our company may be diluted by additional capital that we raise or if the holders of our outstanding convertible debt convert that debt into shares of our common stock. • The price of our common stock may fluctuate significantly, which may make it difficult for holders to resell common stock when they want or at a price they find attractive. • We could be adversely affected if personal information on consumers that we maintain is improperly disclosed and our information technology systems may become outdated and we may not be able to make timely modifications to support our products and services. • Our success depends, in part, on our ability to manage risks in our investment portfolio. • Our financial results may be adversely impacted by natural disasters; hurricanes and other natural disasters may impact our incurred losses, the amount and timing of paid claims, our inventory of notices of default and our Minimum Required Assets under PMIERs. 28

Company Contact: Michael Zimmerman Senior Vice President - Investor Relations Direct: (414) 347-6596 mike_zimmerman@mgic.com